AN AGREEMENT made the 1st day of October 2007

BETWEEN MYSTARU.COM, INC. whose place of business is situated at 9/F., Beijing Business World 56 Dongxinglong Avenue CW District Beijing, China 100062 (hereinafter called "MYST")

AND SUBAYE.COM, INC. whose place of business is situated at 9/F., Beijing Business World 56 Dongxinglong Avenue CW District Beijing, China 100062 (hereinafter called "SUBAYE")

WHEREAS

1 MYST is the beneficial owner of 100% the entire issued share capital ("hereinafter called "the said Share Capital") in Guangzhou TCOM Computer Technology Limited (hereinafter called "the Company").

2. MYST transferring the said Share Capital to SUBAYE in consideration shall be SUBAYE issued 411,196 shares of common stock to MYST upon the terms herein stipulated.

WHEREBY it is agreed between MYST and SUBAYE as follows:

1. MYST agrees to assign to SUBAYE the said Share Capital free from all liens, charges and encumbrances and together with all rights interests and benefits now or hereafter attached thereto.

2. SUBAYE shall deliver to MYST the 411,196 shares of common stock of SUBAYE upon completion whereby MYST shall deliver to SUBAYE the relevant documents required to effectively give effect to the assignment to SUBAYE or its nominees.

3. MYST hereby represents, warrants and undertakes to SUBAYE that:

   a. MYST is the beneficial owner of the said Share Capital free from all liens, charges and encumbrances and is in a position to assign the said

Share Capital to SUBAYE without the consent or approval of a third party;

b. MYST has rendered all statement of accounts and other information concerning the Company's state of affairs to SUBAYE and confirms the same are true and accurate;

c. MYST has not incurred any liability to the Company except those which has already been previously disclosed to SUBAYE in writing and shall indemnify SUBAYE in full for any undisclosed liability; and

d. MYST shall execute all documents and shall do whatever necessary to give effect to this agreement and to the assignment.

4. The MYST agrees to resign from the post of director upon assignment of the said Share Capital and acknowledges that MYST has no claim whatsoever against the Company.

AS WITNESS the hands of the parties hereto the day and year first above written.

SIGNED MYSTARU.COM, INC.)
)
and witnessed by)

SIGNED SUBAYE.COM, INC.)
)
and witnessed by)